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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : APRIL 16, 2002

                           COMMISSION FILE NO. 1-10403

         TEPPCO PARTNERS, L.P.                                                  DELAWARE
         TE PRODUCTS PIPELINE COMPANY,
            LIMITED PARTNERSHIP                                                 DELAWARE
         TCTM, L.P.                                                             DELAWARE
         TEPPCO MIDSTREAM COMPANIES, L.P.                                       DELAWARE
         JONAH GAS GATHERING COMPANY                                            WYOMING
            (EXACT NAME OF REGISTRANT AS                                 (STATE OF INCORPORATION
            SPECIFIED IN ITS CHARTER)                                       OR ORGANIZATION)


                                   76-0291058
                                (I.R.S. EMPLOYER
                             IDENTIFICATION NUMBER)

                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS

     FINANCIAL INFORMATION FOR THE GENERAL PARTNER OF TEPPCO PARTNERS, L.P.

         We are filing the consolidated balance sheet of Texas Eastern Products Pipeline Company, LLC and subsidiary as of December 31, 2001, which is incorporated herein by reference to Exhibit 99.1. Texas Eastern Products Pipeline Company, LLC is the General Partner of TEPPCO Partners, L.P.

         Additionally, we have included as an exhibit an auditors' consent to the incorporation by reference of this report in previously filed registration statements.

ITEM 7.  STATEMENTS AND EXHIBITS

         (c)  EXHIBITS:

              Exhibit
               Number                    Description
               ------                    -----------

                23.1                     Consent of KPMG LLP.

                99.1 Consolidated Balance Sheet of Texas Eastern Products Pipeline Company, LLC and subsidiary as of December 31, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TEPPCO Partners, L.P.
                                (Registrant)

                                By: Texas Eastern Products Pipeline Company, LLC
                                    General Partner

                                             /s/ CHARLES H. LEONARD
                                    --------------------------------------------
                                                Charles H. Leonard
                                     Sr. Vice President, Chief Financial Officer
                                                   and Treasurer


Date:  April 16, 2002


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